DIRECTOR/OFFICER
                            INDEMNIFICATION AGREEMENT


               THIS AGREEMENT is made and entered into this _____ day of ________, 199__, by and between Ferrellgas, Inc., a Delaware corporation ("Ferrellgas"), Ferrellgas Partners, L.P., and Ferrellgas, L.P. (collectively, jointly and severally, the "Company"), and the person whose name appears on the signature page attached hereto ("Indemnitee").

               WHEREAS, qualified persons are reluctant to serve privately or publicly-held corporations as directors or officers or in other capacities, unless they are provided with adequate protection against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of such corporations;

               WHEREAS,   the  uncertainties   related  to  obtaining   adequate
insurance and indemnification have increased the difficulty of attracting and retaining such persons;

               WHEREAS, it is reasonable, prudent and necessary for the Company to obligate itself contractually to indemnify such persons to the fullest extent permitted by law, so that such persons will serve or continue to serve the Company and/or its subsidiaries free from undue concern that they will not be adequately indemnified;

               WHEREAS, the Company and the Indemnitee recognize that the legal risks and potential liabilities, and the threat thereof, associated with lawsuits filed against persons serving the Company and/or its subsidiaries, and the resultant substantial time, expense and anxiety spent and endured in defending lawsuits bears no reasonable relationship to the compensation received by such persons, and thus poses a significant deterrent and increased reluctance on the part of experienced and capable individuals to serve the Company and/or its subsidiaries;

               WHEREAS, the Certificate of Incorporation, Limited Partnership Agreement or Bylaws of the Companies, and the General Corporation Law of the State of Delaware ("Delaware Law") provide for the elimination of personal liability on the part of directors and officers for monetary damages resulting from certain actions taken in such capacity and permit indemnification of directors, officers, agents and employees and specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and persons providing services to it; and

               WHEREAS, Indemnitee is willing to serve, continue to serve, and to take on additional service for or on behalf of the Company on the condition that he/she be indemnified according to the terms of this Agreement.



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               NOW,  THEREFORE,  in  consideration  of the premises and promises contained herein, the parties agree as follows:

               SECTION 1 . Services by Indemnitee.

               In addition to serving as an officer and/or director of Ferrellgas on behalf of Ferrellgas in its own name and as general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P., Indemnitee agrees, at the Company's request or for its benefit to serve, as a director, officer, employee, agent or fiduciary (including trustee) of certain other corporations and entities, including without limitation, the Ferrell Companies, Inc. Employee Stock Ownership Plan. Nothing contained herein shall entitle or require Indemnitee to continue in Indemnitee's present position or any future position with any of the Companies.

               SECTION 2 . Term of Agreement.

               This Agreement shall continue until and terminate upon the later of (a) fifteen years after the date that Indemnitee ceases to hold a Corporate Status or (b) 120 days after the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to
Section 8 of this Agreement.

               SECTION 3 . Indemnification.

               3.1. General. The Company hereby irrevocably, absolutely and unconditionally agrees to hold harmless and indemnify Indemnitee against all Liabilities and advance to Indemnitee all Expenses to the fullest extent permitted by Delaware Law, or by any amendment thereof (but in the case of any such amendment only to the extent such amendment permits the Company to provide broader indemnification than provided prior to such amendment), or by other statutory provisions authorizing or permitting such indemnification applicable from time to time hereafter.

               3.2. Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section 3.2 if, by reason of Indemnitee's Corporate Status, Indemnitee is, or is threatened to be, made a party to any threatened, pending or completed Proceeding, other than a Proceeding by or in the right of the Company. Under this Section 3.2, Indemnitee shall be indemnified against all Liabilities incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe the conduct was unlawful.

               3.3. Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section 3.3, if by reason of Indemnitee's Corporate Status, Indemnitee is, or is threatened to be, made a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Subject to

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the last sentence of this Section 3.3,  Indemnitee shall be indemnified  against all Liabilities incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. No indemnification of Liabilities shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that a court of competent jurisdiction in the State of Delaware, or the court in which such Proceeding was brought, determines such indemnification is proper.

               3.4. Indemnification for Expenses as a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a witness in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

               3.5. Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Liabilities but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

               SECTION 4 . Advancement of Expenses.

               The Company shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within fifteen (15) days after the receipt by Ferrellgas of a statement from Indemnitee requesting such advance from time to time, whether prior to or after final disposition of such Proceeding. Each such statement shall reasonably evidence the Expenses incurred by Indemnitee. Indemnitee hereby undertakes to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses.

               SECTION 5 . Specific Limitations on Indemnity.

               Indemnitee  shall not be entitled to  indemnification  under this
Agreement:

                              (a) In respect to remuneration paid to or advantage gained by Indemnitee, if it shall be determined by final judgment or other final adjudication that Indemnitee was not legally entitled to such remuneration or advantage;

                              (b) On account of  Indemnitee's  conduct  which is
               finally adjudged to have been knowingly fraudulent, deliberately dishonest, willful misconduct or outside the scope of Indemnitee's position or responsibility with the Company; or

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                              (c) In an action by the Company against Indemnitee
               for the breach, violation or failure to comply by Indemnitee with any term, condition or provision set forth in the Employee
               Agreement   and/or  Option   Grantee   Agreement  to  which  such
               Indemnitee is a party.

               SECTION 6 . Procedure for Determination of Entitlement to Indemnification.

               6.1. Initial Request. To obtain indemnification under this Agreement in connection with any Proceeding and for the duration thereof, Indemnitee shall submit to Ferrellgas a written request including such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of Ferrellgas shall, promptly upon receipt of any request for indemnification, advise the Board of Directors of Ferrellgas in writing that Indemnitee has requested indemnification, and the Ferrellgas Board shall in turn advise Ferrellgas, L.P. and Ferrellgas Partners, L.P.

               6.2. Method of Determination.  Upon written request by Indemnitee for indemnification pursuant to Section 6.1 and if required by applicable law, a determination with respect to Indemnitee's entitlement thereto shall be made:
(a) by Independent Counsel, in a written opinion to the Board of Directors of Ferrellgas, a copy of which shall be delivered to Indemnitee; (b) by the Board of Directors of Ferrellgas by a majority vote of a quorum consisting of
Disinterested Directors, if applicable,; or (c) by the stockholders of Ferrellgas as provided in Section 7.2. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination.

               6.3. Selection,  Payment and Discharge of Independent Counsel. If
required, Independent Counsel shall be selected by the Board of Directors of Ferrellgas by a majority vote of a quorum consisting of Disinterested Directors, if obtainable; and Ferrellgas shall give written notice to Indemnitee advising Indemnitee of the identity of Independent Counsel so selected; or (b) if such a vote is not obtainable, Independent Counsel shall be selected by Indemnitee, and Indemnitee shall give written notice to Ferrellgas advising it of the identity of Independent Counsel so selected. In either event Indemnitee or Ferrellgas, as the case may be, within seven (7) days after such written notice of selection shall have been given, may deliver to Ferrellgas or to Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in this Agreement and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, Independent Counsel so selected may not serve as Independent Counsel, unless and until a court has determined that such objection is without merit. If within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to
Section 6.1, no Independent Counsel shall have been selected and not objected to, either Ferrellgas or Indemnitee may petition a court of competent
jurisdiction   in  the  State  of  Delaware,   or  another  court  of  competent
jurisdiction, for resolution of any objection which shall have been made by Ferrellgas or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by such court or

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by such other person as such court shall designate,  and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 6.2. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with its actions pursuant to this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6.3, regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement date of any judicial proceeding or arbitration pursuant to Section 8.1, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

               6.4. Cooperation. Both the Company and Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee or the Company, as the case may be, and reasonably necessary to such determination. Any reasonable costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification).

               SECTION 7 . Presumptions and Effects of Certain Proceedings.

               7.1. Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 6.1, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

               7.2. Failure to Determine Entitlement. If the person, persons or entity empowered or selected under Section 6 to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty
(60) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith require(s) such additional time for the obtaining or evaluating of documentation or information relating thereto; and provided, further, that the foregoing provisions of this Section 7.2 shall not apply if the determination of entitlement to indemnification is to be made by the stockholders of Ferrellgas pursuant to Section 6.2 and if (a) within fifteen (15) days after receipt by the Company of the request for such determination, the Board of Directors of Ferrellgas has resolved to submit such determination to the stockholders of Ferrellgas for their consideration at an annual meeting thereof to be held

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within  seventy-five (75) days after such receipt and such determination is made thereat, or (b) a special meeting of the stockholders of Ferrellgas is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called, and such determination is made thereat.

               7.3. Effect of Other Proceedings. The termination of any Proceeding or of any claim, issue or matter therein, by judgment order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right to Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that the conduct was unlawful.

               SECTION 8 . Remedies of Indemnitee.

               8.1. Adjudication. In the event that (a) a determination is made pursuant to Section 6 that Indemnitee is not entitled to indemnification under this Agreement, (b) advancement of Expenses is not timely made pursuant to
Section 4, (c) payment of indemnification is not made pursuant to Section 3 within ten (10) days after receipt by the Company of a written request therefor, or (d) payment of indemnification is not made within ten (10) days after a determination has been made the Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Sections 6 or 7 of this Agreement, Indemnitee shall be entitled to an adjudication, in any court of competent jurisdiction selected by Indemnitee within or without the State of Delaware, of Indemnitee's entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Indemnitee shall commence any action under this Section 8.1 within 180 days following the date on which Indemnitee first has the right to commence such action hereunder.

               8.2. De Novo Review. In the event that a determination shall have been made pursuant to Section 6 that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to
Section 8.1 shall be conducted in all respects as a de novo trial or arbitration on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any such judicial proceeding or arbitration, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or the advancement of Expenses.

               8.3. Company Bound. If a determination shall have been made or deemed to have been made pursuant to Sections 6 or 7 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration absent (a) a misstatement of a material fact or an omission of a material fact necessary to make Indemnitee's statement not materially misleading by Indemnitee, in connection with the request for indemnification or the furnishing of information or (b) a prohibition of such indemnification under applicable law. The Company shall be precluded from asserting in any such judicial proceeding or arbitration that the procedures and presumptions of this Agreement are not valid, binding, and enforceable and shall

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stipulate  in any such court or before any such  arbitrator  that the Company is bound by all provisions of this Agreement.

               8.4. Expenses of Adjudication. In the event that Indemnitee seeks an adjudication or an award to enforce his or her rights under this Agreement or to recover damages for breach of this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against any and all expenses (of the type described in the definition of Expenses) actually and reasonably incurred by Indemnitee in such adjudication or arbitration, but only if Indemnitee prevails therein. If it shall be determined in such adjudication or arbitration that Indemnitee is entitled to receive part, but not all, of the indemnification or advancement of Expenses sought, Indemnitee shall be entitled to recover such expenses from the Company on a pro rata basis. If it shall be determined in such adjudication or arbitration, that Indemnitee is not entitled to receive any indemnification or advancement of Expenses sought, Indemnitee shall bear his own Expenses and shall release the Company for its Expenses.

               SECTION 9 . Non-Exclusivity; Subrogation.

               9.1. Non-Exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the certificate of incorporation or bylaws of any corporation, any other agreement, a vote of stockholders a resolution of directors, or otherwise.

               9.2. Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required to take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to embrace such rights.

               9.3. No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement, or otherwise.

               SECTION 10 . Insurance.

               The Company hereby covenants and agrees that during the term hereof the Company shall use its best efforts to obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers. Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors. Notwithstanding the provisions of this Section 10, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusion so as to provide an insufficient benefit, or Indemnitee is covered by similar insurance maintained by an affiliate of the Company. If, at the time of the receipt of the notice of the commencement of a Proceeding, the Company has D&O Insurance in effect which

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could provide  coverage  therefore of if it had prior D&O Insurance  which could provide coverage therefor, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the applicable policy or policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay on behalf of the Indemnitee all amounts payable as a result of such Proceeding in accordance with the terms of such policy or policies.

               SECTION 11 . Company May Assume Defense.

               In the event the Company shall be obligated to pay the Expenses of any Proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel reasonably acceptable to the Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, the Company shall not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding; provided, however, that (a) Indemnitee shall have the right to employ counsel in any such Proceeding at Indemnitee's expense and (b) if (i) the employment of counsel by Indemnitee and the payment of such counsel's fees and expenses has been previously authorized by the Company in writing, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided Company written notice setting forth the existence and nature of such conflict of interest, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

               SECTION 12 . Definitions.

               For purposes of this Agreement:

                              (a) "Corporate  Status" means that the position of
               a person as a director, officer, employee, agent or fiduciary (including trustee) of any of the Companies or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise at the request of any of the Companies shall include any position which imposes duties on, or involves services by, such person with respect to an employee benefit plan, its participants or beneficiaries.

                              (b) "Disinterested Director" means a director of Ferrellgas, Inc. who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

                              (c) "Expenses" means all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types of customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

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                              (d)  "Independent  Counsel" means a law firm, or a
               member of a law firm, that is recognized as experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent either (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. The term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

                              (e) "Liabilities" means any judgments, fines, penalties, or similar payments or amounts paid or incurred by Indemnitee in connection with any Proceeding, amounts paid or incurred by Indemnitee or on Indemnitee's behalf in settlement of any Proceeding (including any excise taxes assessed upon Indemnitee with respect to any employee benefit plan), and all Expenses.

                              (f) "Proceeding" means any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing, or any other proceeding, pending or threatened, whether civil administrative or investigative, except one initiated by the Indemnitee, unless the Board of Directors of Ferrellgas, Inc. consents thereto.

               SECTION 13 . Notices.

               All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom such notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                              (a) If to Indemnitee,  to the address set forth on
                                  the signature page.

                              (b) If to any Company, to:

                                            Ferrellgas, Inc.
                                            One Liberty Plaza
                                            Liberty, Missouri 64068
                                            Attention:  Chief Financial Officer

               or to such other address as may have been furnished to the other party. Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall notify the Company of the commencement or the threat of commencement thereof.

               SECTION 14 . General Provisions.

               14.1. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his or her heirs, executors, and administrators. The Company shall require and cause any successor that owns substantially all of the business or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

               14.2. No Adequate Remedy. The parties acknowledge that it is impossible to measure in money the damages which will accrue to either party by reason of a failure to perform any of the obligations under this Agreement. Therefore, if either party shall institute any action or proceeding to enforce the provisions hereof, the party against whom such action or proceeding is brought hereby waives the claim or defense that the party bringing such action has an adequate remedy at law, and the party against whom the action is brought shall not urge in any action or proceeding the claim or defense that the other party has an adequate remedy at law.

               14.3. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

               14.4. Severability. If any provision or provisions of this Agreement shall be held to be invalid or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision or provisions held invalid or unenforceable.

               14.5. Modification and Waiver. No supplement modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No amendment, alteration, rescission, or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by Indemnitee before such amendment, alteration, rescission or replacement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. The party shall not be deemed to have waived a right or remedy provided in or relating to this Agreement unless the waiver is in writing and duly executed by the party.

               14.6. Entire Agreement. This Agreement, as to its subject matter, exclusively and completely states the rights and duties of the parties, sets forth their entire understanding, and merges all prior and contemporaneous representations, promises, proposals, discussions, and understandings by or between the parties. The parties agree that this Agreement does not in any way alter, change or supersede the terms, conditions and obligations of the parties set forth in the Employee Agreement and/or Option Grantee Agreement to which the Company or Indemnitee may be a party.

               14.7. Joint and Several. The obligations of Ferrellgas, Inc., Ferrellgas Partners, L.P. and Ferrellgas, L.P. hereunder shall be joint and several.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                  FERRELLGAS, INC.


                                  By:
                                       -----------------------------------------
                                  Title:
                                         --------------------------------------

                                  FERRELLGAS, L.P.

                                  By: Ferrellgas, Inc., its General Partner


                                  By:
                                       -----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  FERRELLGAS PARTNERS, L.P.

                                  By:      Ferrellgas, Inc., its General Partner


                                  By:
                                      ------------------------------------------
                                  Title:
                                         --------------------------------------


                                  INDEMNITEE:


                                  Name:
                                         --------------------------------------
                                  Address:
                                           ------------------------------------

                                           ---------------, -- ----